UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006



                              Pharma-Bio Serv, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                    000-50956                20-0653570
-----------------------------    ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

373 Mendez Vigo, Suite 110, Dorado, Puerto Rico                    00646
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:            (787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On March 6, 2006, our audit committee replaced Raich Ende Malter & Co. LLP ("Raich Ende") as our independent public accountant and selected Kevane Soto Pasarell Grant Thornton LLP ("Kevane") to serve as our independent public accountant for the year ending October 31, 2006. At no time since its engagement has Kevane had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

      Our financial statements at June 30, 2005 and for the year then ended and at June 30, 2004 and the period from January 14, 2004 (inception) to June 30, 2004 were audited by Raich Ende. There were no disagreements with Raich Ende during the period ended June 30, 2005 or during the period subsequent to June 30, 2005 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      Kevane served as the independent accountant for our subsidiary, Plaza Consulting Group, Inc., for October 31, 2005 and the two years in the period then ending.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibits

         16.1      Letter from Raich Ende Malter & Co. LLP

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PHARMA-BIO SERV, INC.
                                           (Registrant)

Date: March 7, 2006                   /s/ Elizabeth Plaza
                                      -----------------------------------------
                                      Elizabeth Plaza, Chief Executive Officer